Exhibit 99.1

The following unaudited condensed pro forma consolidated balance sheet and consolidated statements of earnings ("financial statements") are based upon the historical financial statements of Knowles Corporation, ("Knowles") adjusted to reflect the disposition of the speaker and receiver product line.  The following unaudited condensed pro forma consolidated financial statements of Knowles should be read in conjunction with the related notes and with the historical consolidated financial statements of Knowles and the related notes included in previous filings with the Securities and Exchange Commission.  The unaudited condensed pro forma consolidated balance sheet reflects the disposition of the speaker and receiver product line as if it occurred on March 31, 2016 while the unaudited condensed pro forma consolidated statements of earnings give effect to the disposition as if it occurred on January 1, 2013, the beginning of the earliest period presented.  The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that Knowles management believe are reasonable.

The unaudited condensed pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the disposition of the speaker and receiver product line closed on March 31, 2016 for the unaudited condensed pro forma consolidated balance sheet or on January 1, 2013 for the unaudited condensed pro forma consolidated statement of earnings.  For example, these financial statements do not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.  Readers should not rely on the unaudited condensed pro forma consolidated financial statements as being indicative of the historical operating results that Knowles would have achieved or any future operating results or financial position that it will experience after the transaction closes.

KNOWLES CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
(in millions except share and per share amounts)
(unaudited)

	March 31, 2016
	Historical	(a) Speaker and Receiver Product Line	Pro Forma
Current assets:
Cash and cash equivalents	$44.2	$45.0	$89.2
Receivables, net of allowances of $1.5	127.0	—	127.0
Inventories, net	127.2	—	127.2
Prepaid and other current assets	15.5	—	15.5
Total current assets	313.9	45.0	358.9
Property, plant and equipment, net	212.4	—	212.4
Goodwill (1)	933.9	(18.7)	915.2
Intangible assets, net	91.4	—	91.4
Other assets and deferred charges	27.9	—	27.9
Assets of discontinued operations	57.3	(57.3)	—
Total assets	$1,636.8	$(31.0)	$1,605.8

Current liabilities:
Current maturities of long-term debt	$29.5	$—	$29.5
Accounts payable	79.5	—	79.5
Accrued compensation and employee benefits	24.5	0.4	24.9
Other accrued expenses	36.0	1.6	37.6
Federal and other taxes on income	0.4	—	0.4
Total current liabilities	169.9	2.0	171.9
Long-term debt	371.7	—	371.7
Deferred income taxes	19.2	—	19.2
Other liabilities	42.1	—	42.1
Liabilities of discontinued operations	36.4	(36.4)	—
Commitments and contingencies
Stockholders' equity:
Preferred stock - $0.01 par value; 10,000,000 shares authorized; none issued	—	—	—
Common stock - $0.01 par value; 400,000,000 shares authorized; 88,583,740 and 88,451,564 shares issued at March 31, 2016 and December 31, 2015, respectively	0.9	—	0.9
Additional paid-in capital	1,454.5	—	1,454.5
Accumulated deficit	(347.2)	(23.7)	(370.9)
Accumulated other comprehensive (loss) income	(110.7)	27.1	(83.6)
Total stockholders' equity	997.5	3.4	1,000.9
Total liabilities and stockholders' equity	$1,636.8	$(31.0)	$1,605.8

(1) In accordance with ASC 350-20-40, the Company should have allocated $18.7 million of Goodwill to the Assets of discontinued operations as of March 31, 2016. This correction is shown as an adjustment within the Speaker and Receiver Product Line column and is considered immaterial to the March 31, 2016 financial statements and will be corrected prospectively in the Company's Form 10-Q for the period ended June 30, 2016.

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements

KNOWLES CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
(in millions, except for share and per share amounts)
(unaudited)

	Three Months Ended March 31, 2016
	Historical	(b) Speaker and Receiver Product Line	Pro Forma
Revenues	$185.3	$—	$185.3
Cost of goods sold	117.3	—	117.3
Restructuring charges - cost of goods sold	1.2	—	1.2
Gross profit (loss)	66.8	—	66.8
Research and development expenses	26.1	—	26.1
Selling and administrative expenses	43.1	—	43.1
Restructuring charges	3.5	—	3.5
Operating expenses	72.7	—	72.7
Operating loss	(5.9)	—	(5.9)
Interest expense, net	3.7	—	3.7
Other expense, net	0.5	—	0.5
Loss before income taxes and discontinued operations	(10.1)	—	(10.1)
Provision for (benefit from) income taxes	2.4	—	2.4
Loss from continuing operations	(12.5)	—	(12.5)
Loss from discontinued operations, net	(16.9)	16.9	—
Net earnings (loss)	$(29.4)	$16.9	$(12.5)

Loss per share from continuing operations:
Basic	$(0.14)	$—	$(0.14)
Diluted	$(0.14)	$—	$(0.14)

(Loss) earnings per share from discontinued operations:
Basic	$(0.19)	$0.19	$—
Diluted	$(0.19)	$0.19	$—

Net earnings (loss) per share:
Basic	$(0.33)	$0.19	$(0.14)
Diluted	$(0.33)	$0.19	$(0.14)

Weighted average common shares outstanding:
Basic	88,536,740	—	88,536,740
Diluted	88,536,740	—	88,536,740

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements

KNOWLES CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
(in millions, except for share and per share amounts)
(unaudited)

	Year Ended December 31, 2015
	Historical	(c) Speaker and Receiver Product Line	Pro Forma
Revenues	$1,084.6	$235.0	$849.6
Cost of goods sold	785.1	253.8	531.3
Impairment of fixed and other assets	53.4	50.1	3.3
Restructuring charges - cost of goods sold	3.6	0.9	2.7
Gross profit (loss)	242.5	(69.8)	312.3
Research and development expenses	112.1	19.3	92.8
Selling and administrative expenses	208.1	36.2	171.9
Impairment of intangible assets	144.7	144.7	—
Restructuring charges	12.7	1.1	11.6
Operating expenses	477.6	201.3	276.3
Operating (loss) earnings	(235.1)	(271.1)	36.0
Interest expense, net	12.7	—	12.7
Other expense, net	1.1	0.4	0.7
(Loss) earnings before income taxes	(248.9)	(271.5)	22.6
(Benefit from) provision for income taxes	(15.1)	(21.2)	6.1
Net (loss) earnings	$(233.8)	$(250.3)	$16.5

Basic (loss) earnings per share	$(2.69)	$(2.88)	$0.19
Diluted (loss) earnings per share	$(2.69)	$(2.88)	$0.19

Weighted average common shares outstanding:
Basic	86,802,828	—	86,802,828
Diluted	86,802,828	—	86,802,828

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements

KNOWLES CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
(in millions, except for share and per share amounts)
(unaudited)

	Year Ended December 31, 2014
	Historical	(c) Speaker and Receiver Product Line	Pro Forma
Revenues	$1,141.3	$226.3	$915.0
Cost of goods sold	883.9	332.3	551.6
Impairment of fixed and other assets	1.4	1.2	0.2
Restructuring charges - cost of goods sold	23.3	15.6	7.7
Gross profit	232.7	(122.8)	355.5
Research and development expenses	83.0	18.9	64.1
Selling and administrative expenses	196.5	39.6	156.9
Restructuring charges	6.3	6.4	(0.1)
Operating expenses	285.8	64.9	220.9
Operating (loss) earnings	(53.1)	(187.7)	134.6
Interest expense, net	6.6	—	6.6
Other income, net	(4.6)	(0.1)	(4.5)
(Loss) earnings before income taxes	(55.1)	(187.6)	132.5
Provision for income taxes	31.9	19.0	12.9
Net (loss) earnings	$(87.0)	$(206.6)	$119.6

Basic (loss) earnings per share	$(1.02)	$(2.43)	$1.41
Diluted (loss) earnings per share	$(1.02)	$(2.43)	$1.41

Weighted average common shares outstanding:
Basic	85,046,042	—	85,046,042
Diluted	85,046,042	—	85,046,042

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements

KNOWLES CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
(in millions, except for share and per share amounts)
(unaudited)

	Year Ended December 31, 2013
	Historical	(c) Speaker and Receiver Product Line	Pro Forma
Revenues	$1,214.8	$253.8	$961.0
Cost of goods sold	775.5	257.7	517.8
Impairment of fixed and other assets	3.6	—	3.6
Restructuring charges - cost of goods sold	7.8	5.1	2.7
Gross profit (loss)	427.9	(9.0)	436.9
Research and development expenses	82.6	20.1	62.5
Selling and administrative expenses	193.0	44.8	148.2
Restructuring charges	8.5	2.2	6.3
Operating expenses	284.1	67.1	217.0
Operating earnings (loss)	143.8	(76.1)	219.9
Interest expense, net	42.0	25.7	16.3
Other expense (income), net	0.3	1.7	(1.4)
Earnings (loss) before income taxes	101.5	(103.5)	205.0
(Benefit from) provision for income taxes	(4.3)	(23.4)	19.1
Net earnings (loss)	$105.8	$(80.1)	$185.9

Basic earnings per share	$1.24	$(0.95)	$2.19
Diluted earnings per share	$1.24	$(0.95)	$2.19

Weighted average common shares outstanding:
Basic	85,019,159	—	85,019,159
Diluted	85,019,159	—	85,019,159

See Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements

KNOWLES CORPORATION
NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)
These adjustments reflect the disposition of the speaker and receiver product line’s assets and liabilities which had been reported as “Assets of discontinued operations” and “Liabilities of discontinued operations” as of March 31, 2016, for $45.0 million in cash, less estimated purchase price adjustments. Details of additional pro forma adjustments are as follows:

	●	A correction of goodwill attributable to the speaker and receiver product line of $18.7 million.
	●	Accrual of restructuring costs of $0.4 million and transaction costs of $1.6 million.
●
A net increase in stockholders’ equity of $3.4 million at March 31, 2016 which approximates the after-tax gain on the disposition of the speaker and receiver product line to be reported in the second quarter of 2016 and includes $27.1 million of accumulated currency translation adjustment loss that was released from other comprehensive loss.

(b)
The direct operating results of the speaker and receiver product line were presented in discontinued operations for the three months ended March 31, 2016 in Knowles’ Form 10-Q for the quarter ended March 31, 2016. This adjustment reflects the elimination of the speaker and receiver product line's net loss which had been reported as "Loss from discontinued operations, net" for the three months ended March 31, 2016.

(c)
These adjustments eliminate the operating results of the speaker and receiver product line as if the transaction had occurred on January 1, 2013. The direct operating results of the speaker and receiver product line are reported in discontinued operations. The amounts eliminated do not include allocations of corporate expenses included in Operating expenses. These corporate expenses were $1.6 million, $0.9 million and nil for the fiscal years ended December 31, 2015, 2014 and 2013, respectively. Allocations of corporate overhead remaining with Knowles may not be allocated to discontinued operations for financial statement presentation.

For purposes of these unaudited condensed pro forma consolidated financial statements, estimated income tax rates of 27.0%, 9.7% and 9.3% have been used for fiscal years ended December 31, 2015, 2014 and 2013, respectively. The estimated income tax rates are based on the application of the intraperiod tax allocation model in ASC 740, Income Taxes.